Spotlight Innovation Inc.

COMPANY OVERVIEW

Identifying and Advancing Novel and Proprietary Pharmaceutical Solutions

FEBRUARY 2016

SPOTLIGHT INNOVATION

SAFE HARBOR STATEMENT

Statements in this document that are not purely historical are forward-looking statements. Forward-looking statements in this document include statements regarding the Company's efforts to develop and commercialize its various technologies. Actual outcomes and the Company's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the planned development of the technologies, the inability to hire appropriate staff to develop the technologies, unforeseen technical difficulties in developing the technologies, the inability to obtain regulatory approval for human use, competitors' therapies proving to be more effective, cheaper or otherwise more preferable, the inability to market a product, all of which could, among other things, delay or prevent product release, as well as other factors expressed from time to time in Spotlight Innovation's periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this document should be read in conjunction with Spotlight Innovation's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this presentation and Spotlight Innovation undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

OUTLINE OF COMPANY OVERVIEW

MISSION STATEMENT

To meaningfully impact patient health

by advancing new platform biotechnologies

for cancer and infectious disease

GOALS, OBJECTIVES AND STRATEGY

- To acquire the rights, via acquisition, license or otherwise, to innovative and proprietary **Platform Technology Candidates**
- *Targeted* **Platform Technology Candidates** include:
  - Cancer drugs and treatment therapies for leading disease states
  - Drugs and related treatment therapies for leading infectious diseases
  - Other specialty *innovative* and *proprietary* **Platform Technology Candidates**
- To provide *value-added development capability and funding* in order to achieve *rapid* IND approval to commence human clinicals for *Targeted* **Platform Technology Candidates**

GOALS, OBJECTIVES AND STRATEGY (CONT.)

- To commercialize, for each **Platform Technology Candidate**, one or multiple *indications* via any of the following:
  - Sale
  - Out-license
  - Strategic relationships/marketing agreements while continuing to retain, where practical, rights/"fields of use" to other indications for future commercialization
- To create:
  - Near-term cash flow
  - Future profitability
  - Tangible value
- To *maximize* the *Spotlight Innovation* "brand"

VALUE-ADDED CAPABILITIES

- Spotlight Innovation provides the following *value-added* capabilities:
  - Immediately available capital to acquire rights and fund development
  - *Rapid* responsiveness
- In-house capability to provide:
  - Development guidance
  - Regulatory expertise
  - Communications and public relations
- Networking with:
  - Global and U.S. pharmaceutical and biopharmaceutical companies
  - Contract Research Organizations (CROs)
  - Various other funding sources such as NIH, DoD, private foundations and similar entities

CRITERIA FOR PLATFORM TECHNOLOGY CANDIDATES

- Compounds/formulations for leading:
  - Cancer disease states
  - Infectious disease conditions
- Innovative and First-in-Class compounds/formulations for other specialty disease states, and wherever practical, candidates that may qualify for:
  - Fast-Track Status (marketing approval after Phase II) if the compound/formulation demonstrates the potential to address an unmet medical need
  - Orphan Drug Status for drugs affecting less than 200,000 people in the U.S. Orphan Drug Status provides a series of valuable development and financial benefits
  - Any other novel compound/formulation that offers a significant proprietary position

CRITERIA FOR PLATFORM TECHNOLOGY CANDIDATES (CONT.)

- Less than:
  - One year to IND submission
  - $1.5 million in pre-clinical costs prior to the submittal of an IND
- A keynote inventor and/or development team to continue the targeted/defined research and development program

SOURCES FOR PLATFORM TECHNOLOGY CANDIDATES

- Privately-held companies including those:
  - Requiring additional / incremental capital
  - Seeking to market their developments
- Small to medium sized public companies including those:
  - Requiring additional capital
  - Reprioritizing development activities and making technologies available
- Leading pharmaceutical and biopharmaceutical companies changing direction and offering technologies that no longer fit current corporate development strategies
- Offices of Science and Technology Transfer at universities
- Incubators and similar entities in the U.S. and worldwide that are facilitating the development of novel and proprietary technologies

CURRENT PLATFORM TECHNOLOGIES

Celtic Biotech Iowa, Inc.

Celtic Biotech Ltd. was acquired by Spotlight Innovation in June 2014 and renamed Celtic Biotech Iowa, Inc. The Company was founded in 2003 in Dublin, Ireland. Celtic Biotech is developing novel and highly specialized treatment therapies derived from snake venom. These compounds possess specific anti-cancer and analgesic properties which apply to a broad spectrum of treatments for solid cancerous tumors and pain management. Of particular significance, these compounds **create minimal side effects**. The medical literature is replete with data demonstrating the efficacy of compounds derived from snake venoms. Celtic Biotech's drug candidates offer specific anti-cancer and anti-inflammatory applications for leading cancer indications (solid cancerous tumors) and pain management.

CDT Veterinary Therapeutics, Inc.

CDT Veterinary Therapeutics was formed by Spotlight Innovation in November 2015 to create reformulated variants of Celtic Biotech's compounds, modified to meet the needs of the veterinary market. The specific anti-cancer and analgesic properties of these compounds also apply to solid cancerous tumors and pain management for dogs and cats. As is the case for human applications, these formulations also **create minimal side effects.** It is important to note that these compounds, planned to be available via prescription, may be administered directly by the pet owner or a veterinarian. The regulatory approval process will be *significantly shorter* than for human indications.

CURRENT PLATFORM TECHNOLOGIES (CONT.)

Memcine Pharmaceuticals, Inc.

Memcine Pharmaceuticals was acquired by Spotlight Innovation in June 2015. The Company was founded in 2010. Memcine Pharmaceuticals holds the exclusive worldwide rights to **Immunoplex,**™ a vaccine platform technology developed at the University of Iowa, with *universal application* to numerous antigens. This **disruptive technology** utilizes a "universal" antibody, in conjunction with a proprietary epitope "**adapter,**" that binds to targeted antigens to treat or prevent specific diseases. **Immunoplex™ is a truly personalized cancer treatment** as a result of utilizing cells from a patient's own tumor. Applications for the technology are solid cancerous tumors (a broad range of cancer indications) and a virtually unlimited number of viral and bacterial infections. As a result, this **disruptive technology** has the potential to create numerous "immune complex vaccines" for a wide range of indications.

CELTIC BIOTECH IOWA, INC. — OVERVIEW

- Celtic Biotech's overall strategy is to develop products up to a commercially significant benchmark (an IND approval to commence human clinical trials or other benchmark) and out-license
- Currently, at least four companies are producing a variety of FDA-approved snake venom-based pharmaceuticals for various indications. They include:
  - **Bristol-Myers Squibb's Captopril** (now a generic drug), which achieved sales of in excess of $1 billion
  - **Millennium Pharmaceuticals' Integrilin**, marketed by **Merck**, with revenues in excess of $250 million in 2012
  - **Medicure/Cardiome**, estimated revenues are in excess of $250 million
- Other naturally occurring substances (wholly derived from naturally occurring toxins) which have achieved commercial recognition include:
  - **Allergan's Botox** (botulinum toxin), revenues of $2.2 billion in 2013
  - **AstraZeneca's Exenatide** (derived from Gila Monster venom), revenues of $667 million in 2014
  - **Jazz Pharmaceuticals' Prialt** (derived from snail venom), revenues of $25 million in 2013
  - **Receptopharm's Cobroxin** (derived from cobra venom), revenues of $5 million in its first year of operations (2010)

CELTIC — DRUG INDICATIONS

DRUG CANDIDATE	INDICATIONS	MECHANISM OF ACTION
Crotoxin	Solid cancers (melanoma, breast cancer and non-small cell lung cancer)	Attacks cell membrane and triggers apoptosis (cell death). The compound also provides analgesic effects. Operates as a single product therapeutic.
Cardiotoxin	Chronic Kidney Disease	Kidney damage resulting from chronic inflammation is "blocked" by the anti-inflammatory properties of Cardiotoxin.
VRCTC310 (Combination of Crotoxin and Cardiotoxin)	Hematological (blood-based) cancers and pancreatic cancer	A combination product formulated to address "difficult to treat cancers" that are non-responsive to Crotoxin alone.
Crotamine*	Cancer diagnostics (imaging, location, staging/metastasis, etc.)	When administered, Crotamine naturally seeks out and enters malignant cells, signaling the location, size and status of the tumor.

* Being developed in cooperation with Emory University.

CELTIC — MARKET OPPORTUNITY

DRUG CANDIDATE	INDICATIONS	ANNUAL CASES IN U.S. AND E.U.	ANNUAL REVENUES IN U.S. AND E.U. ($ millions)
Crotoxin	Melanoma	76,100	$996
	Breast cancer	400,000	$7,850
	Non-Small Cell Lung cancer	450,000	$3,500
Cardiotoxin	Chronic Kidney Disease (CKD)	40,000,000	$2,400
VRCTC310	Hematological cancers	290,000	$8,600
	Pancreatic cancer	93,000	$950
Crotamine	Cancer diagnostic	46,000,000 tests	$300

CELTIC — ILLUSTRATION OF MECHANISM OF ACTION

Crotoxin

Crotoxin binds to the surface receptor and releases a membrane disrupting enzyme creating Arachadonic Acid (AA). The release of AA activates Protein Kinase C (PKC). PKC activates caspases which trigger programmed cell death. The epidermal growth factor receptor phosphorylation is a survival pathway triggered within the cell.



CT Complex
B
A
Non-enzymatic Subunit A
PLA2-based Subunit B
A
B
A
Complex dissociation
B
Cellular Membrane
Arachidonic acid
EGFR
Crocalbin
ATP
PKC
ADP
ADP
ATP
Caspases
P
P
Apoptosis
Autophagy

CELTIC — ILLUSTRATION OF MECHANISM OF ACTION (CONT.)

Cardiotoxin

Inflammation pathway in Chronic Kidney Disease (CKD) can be inhibited at the cellular and molecular levels by Cardiotoxin. It is thought that Cardiotoxin influences the activity of potassium channels which can control cytokine release from immune cells.


inhibition
inhibition
CD4 T-cell
CD4 T-cell
Pro-inflammatory
Cytokines; Il-6,
pSTAT3
inflammation
CD4 T-cell

VRCTC310

In VRCTC310 a dual mechanism is employed where Crotoxin triggers the pathway to cell death through Protein Kinase C, while Cardiotoxin inhibits the spread of the cancer.


Crotoxin
Cardiotoxin
inhibits
cPKC
IRS
PI3K
NMDA-R
BDNF
mGluR
D1,D2-R
APOPTOSIS PATHWAY
TUMOR METASTASIS

CELTIC — ILLUSTRATION OF MECHANISM OF ACTION (CONT.)

Crotamine

A detectable marker (radioactive or fluorescent) can be attached to Crotamine then injected into the host. Crotamine circulates until it locates and then penetrates rapidly dividing cells. Crotamine molecules accumulate in these cells and facilitate detection by standard techniques (X-ray, CT or MRI). Crotamine is then rapidly excreted, without toxicity, during cell division.


FLUORESCENTLY-LABELED CROTAMINE
IP INJECTION
TUMORAL UPTAKE

Crotamine + tag	Inject into host where Crotamine circulates until it locates proliferating cell (yellow)	Crotamine enters cell and label (red or green) accumulates

CELTIC — INTELLECTUAL PROPERTY

ISSUED PATENTS

PATENT NO.	ISSUE DATE	TITLE	ABSTRACT SUMMARY	OTHER INFORMATION
US 8921305 B2	Dec 2014	*Crotoxin Administration for Cancer Treatment and Pain Relief*	Identifies method of administration for *Crotoxin*	Patent Cooperation Treaty (PCT) application under review
US 8278265 B2	Oct 2012	*Methods, Kits and Compositions with Crotamine*	Use of *Crotamine* as a reagent to identify and select actively proliferating cells in a homogeneous and/or mixed cell population including cancer cells	Includes exclusive license to U.S. rights to patents and know-how from the **Instituto Butantan**, San Paulo, Brazil, a world-renowned institute for snake venom research. Right of first refusal to acquire worldwide rights upon issuance of patent(s).

PATENT APPLICATIONS

REF. NO.	FILE DATE	TITLE	ABSTRACT SUMMARY	OTHER INFORMATION
US 14/586,560	Dec 2014	*Crotalus Durissus Terrificus Venom Administration for Cancer Treatment and Pain Relief*	Method for treating cancer using an intrapatient dose escalation procedure	Patent Cooperation Treaty (PCT) application status pending
US 62/130,764 (Provisional Application)	Mar 2015	*Cardiotoxin for the Treatment of Chronic Kidney Disease*	Methods for the treatment of chronic kidney disease through administration of *Cardiotoxin*	Includes exclusive license to worldwide rights to patents and know-how (excluding China). PCT filings under review by patent counsel. Developed by Prof. Zheng-Hong Qin, of Soochow University, China, a world-renowned institution.

CELTIC — TIMELINE TO IND



1Q 2016
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
4Q 2017
CROTOXIN
E.U. IND Equivalent in place
E.U. Phase 1 Part II
Gather data for U.S. IND
U.S. IND Submission Process
U.S. Phase II IND Approval
CARDIOTOXIN
Gather data for U.S. IND
Develop protocol / contract w/ CRO
U.S. IND Submission Process
U.S. Phase I IND Approval
VRCTC310
Gather data for U.S. IND
Develop protocol / contract w/ CRO
U.S. IND Submission Process
U.S. Phase II IND Approval
CROTAMINE
Perform preclinical data
Gather data for U.S. IND
Develop protocol / contract w/ CRO
U.S. IND Submission Process
U.S. Phase I IND Approval

CDT VETERINARY THERAPEUTICS — OVERVIEW

- CDT Veterinary Therapeutics' overall strategy is to develop products, through approval to market, and then out-license or enter into distribution arrangements with one or more of the following companies:
  - Zoetis (formerly a division of Pfizer)
  - Merck Animal Health
  - Merial
  - Elanco (a division of Eli Lilly)
  - Bayer Animal Health
  - Boehringer Ingelheim Vetmedica
  - Novartis Animal Health
  - Virbac S.A.
- Current products in the veterinary market are focused on antibiotics, anti-parasitics, and vaccines. CDT Veterinary Therapeutics will introduce a series of **therapeutic** products.

CDT VETERINARY THERAPEUTICS — DRUG INDICATIONS

DRUG CANDIDATE	INDICATIONS	MECHANISM OF ACTION
Crotalin (combination of Crotoxin and Crotamine)	Canine solid cancers (mast tumor, melanoma, breast cancer, fibrosarcoma)	Attacks cell membrane and triggers apoptosis (cell death). The compound also provides analgesic effects. Operates as a single product therapeutic.
Cobramine (a less purified version of Cardiotoxin)	Feline Chronic Kidney Disease (Chronic Kidney Disease is largely non-prevalent in dogs)	Kidney damage resulting from chronic inflammation is "blocked" by the anti-inflammatory properties of Cobramine.

CDT VETERINARY THERAPEUTICS — TIMELINE TO INAD

(Preliminary)



1Q 2016
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
4Q 2017
CROTALIN
Gather preclinical data
Develop protocol
Begin U.S. FDA INAD Process
Clinical Trial and INAD Approval
Tumor Specific Trial
Marketing Approval
COBRAMINE
Gather preclinical data
Develop protocol
Begin U.S. FDA INAD Process
Clinical Trial and INAD Approval
Marketing Approval

MEMCINE PHARMACEUTICALS, INC. — OVERVIEW

- **Immunoplex™** creates **truly personalized** cancer tumor treatments for any cancer indication, derived from a patient's own tumor, for which a biopsy or lumpectomy can be performed, **or** where ~0.1mg of cancer cells can be **culled**.
- **Immunoplex™** is an immune complex consisting of an antigen which is "bound" by one or more antibodies. The technology utilizes a proprietary epitope "adapter" to facilitate the use of a ***single universal antibody*** to form any immune complex with any antigen, to be used as a vaccine for truly personalized cancer treatments and for infectious diseases.
- This **disruptive technology** allows pharmaceutical companies to overcome the current obstacles pertaining to immune complex vaccine production:
  - Antigen-specific antibody identification
  - Antigen-specific antibody production
  - Antigen-specific antibody testing
- Preliminary test data indicates that **Immunoplex™** may be delivered **intranasally** (needle-free)
- This technology provides **improved** safety, compliance, and vaccine efficacy, particularly for individuals with compromised immune systems

MEMCINE — THERAPY INDICATIONS

INDICATIONS	MECHANISM OF ACTION
CANCER (PERSONALIZED MEDICINE)	Immune complexes are recognized by Antigen Presenting Cells (APCs) through antibody-specific receptors called Fc Receptors. The immune complexes stimulate APCs that then subsume the immune complexes. The APCs use the subsumed material to educate the adaptive arm of the immune response (T and B cells) to attack the disease-related antigens.
Breast cancer	
Melanoma	
Pancreatic cancer	
Non-small cell lung cancer (no effective treatment)	
INFECTIOUS DISEASES	
M. Tuberculosis	
K. Pneumonia	
Influenza	
MRSA	

MEMCINE — MARKET OPPORTUNITY

INDICATIONS	ANNUAL CASES IN U.S. AND E.U.	ANNUAL REVENUES IN U.S. AND E.U. ($ millions)
CANCER (PERSONALIZED MEDICINE)		
Breast cancer	400,000	$7,850
Melanoma	76,100	$996
Pancreatic cancer	93,000	$950
Non-Small Cell Lung cancer	450,000	$3,500

INDICATIONS	ANNUAL CASES IN U.S. AND U.K.	ANNUAL REVENUES IN U.S. AND U.K. ($ millions)
INFECTIOUS DISEASES		
M. Tuberculosis	15,000	$250
K. Pneumonia	10,000	$200
Influenza	60,000,000	$1,600
MRSA	76,000	$250

MEMCINE — ILLUSTRATION OF MECHANISM OF ACTION

In Vivo Mechanism

Immune complexes are recognized by Antigen Presenting Cells (APCs) through antibody-specific receptors called Fc Receptors. The immune complexes stimulate APCs that then subsume the immune complexes. The APCs use the subsumed material to educate the adaptive arm of the immune response (T and B cells) to attack the disease-related antigens.



Engagement of FcR on DCs stimulates immune activation
In vivo DCs engulf opsonized tumor cells and present tumor antigens to T cells
T cell
Dendritic Cell



IMMUNOPLEX™
ANTIGENS
Pancreatic Cancer
Tuberculosis
Flu
ANTIBODY
ARE
antibody-reactive elements
ARE-Antigen Fusion
Tuberculosis Vaccine
Pancreatic Cancer Vaccine
Flu Vaccine
SINGLE ANTIBODY FOR ALL IMMUNE COMPLEX VACCINES

MEMCINE — INTELLECTUAL PROPERTY

PATENT APPLICATIONS				
REF. NO.	**FILE DATE**	**TITLE**	**ABSTRACT SUMMARY**	**OTHER INFORMATION**
US 13/499,891	Oct 2010	*Methods of Improving Vaccine Immunogenecity*	Provides a process called "Immune Banking" that enhances vaccine efficacy by exploiting existing humoral responses	Foreign filings: PCT, EU, Canada, Australia
US 14/110,101 *	Apr 2012	*Methods of Improving Vaccine Immunogenecity*	Provides a process called "Immune Banking" that enhances vaccine efficacy by exploiting existing humoral responses	Foreign filings: PCT, EU, India, South Korea, New Zealand, Australia, Canada, Japan, China, Mexico
WO 2014120941 A1 (Claims priority to US 61/759,903)	Jan 2014	*Tumor vaccines and methods of use thereof*	Provides a therapeutic agent comprising an antibody recognition epitope (ARE) covalently bound to a tumor cell, wherein the ARE is bound to an antibody that is specific for the ARE, to form a tumor cell:ARE:antibody complex	Foreign filings: PCT Number US2014/013884

* Same Title and Abstract as US 13/499,891 as a result of additional claims made in a subsequent filing.

MEMCINE — TIMELINE TO IND

(Preliminary)


1Q 2016
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
4Q 2017
CANCER
Preclinical data
Gather data for U.S. IND
Develop protocol / contract w/ CRO
U.S. IND Submission Process
U.S. Phase I IND Approval
INFECTIOUS DISEASE
Preclinical data
Gather data for U.S. IND
Develop protocol / contract w/ CRO
U.S. IND Submission Process
U.S. Phase I IND Approval

SPOTLIGHT INNOVATION

KEY MANAGERS

Cristopher Grunewald

President and Chief Executive Officer

Founder and largest shareholder of Spotlight Innovation. A financial executive and entrepreneur with a background in the healthcare and biotechnology sectors. Involved in all stages of commercialization of healthcare IP developed by research institutions, including Emory University and the Instituto Butantan. Acquired Celtic Biotech Ltd. (renamed Celtic Biotech Iowa, Inc.) and Memcine Pharmaceuticals, Inc. Prior experience includes leading corporate development and operations projects and providing decision support for early stage companies. Prior experience also includes serving as Vice President for Real Estate Acquisitions with DC Investments and executing an extensive expansion plan into various new markets. Military service with U.S. Marines, and training from the National Geospatial Intelligence Agency. B.S. from Iowa State University.

Bill Pim, CPA

Chief Financial Officer

Three decades of financial and business development experience with expertise in auditing, financial reporting, SEC compliance, strategic planning, risk management and M&A activity. Senior level financial positions with: Mark Seed Company; LearningRx; Adrian Carriers; Iowa Renewable Energy; Iowa Foundation for Medical Care; Heartland Express; and a startup biodiesel manufacturer. B.S. degree in Accounting from the University of Iowa.

KEY MANAGERS (CONT.)

Paul Reid, Ph.D.
Director of Product Development
President, Celtic Biotech Iowa, Inc.

Extensive experience in new drug/product development and clinical trial design. Expertise includes therapeutic product development, regulatory and clinical affairs, and manufacturing. Research collaborations with Soochow University/Professor Zheng Hong Qin have resulted in the development of novel and proprietary compounds. Extensive peer-reviewed articles and publications. Experienced in medical regulatory affairs and FDA protocols. B.A. in Microbiology from Trinity College, Ireland, and Ph.D. in Neurobiochemistry from Imperial College, England.

Tony Vanden Bush, Ph.D.
Manager of Product Development
Chief Scientific Officer, Memcine Pharmaceuticals, Inc.

Extensive research experience with biochemical interactions and signal transduction pathways of immune cells to better understand immune cell functionality for the purpose of designing improved therapies to combat disease. Graduate work included interactions between bovine immune cells and the Mycoplasma bovis pathogen, resulting in an experimental vaccine against M. bovis pneumonia. Postdoctoral research at The University of Iowa exploring the responses of B cells to agonist stimulation of select innate **immunoreceptors**. This research directly influenced the development of B cell-centric vaccines (Bvac) to potentially combat cancer. Research also resulted in the development of the **Immunoplex™** Platform. B.S. in Molecular Biology and Biochemistry from the University of Wisconsin, and a Ph.D. in Immunobiology from Iowa State University.

KEY MANAGERS (CONT.)

Rene Erickson
Vice President – Communications

Thirty years as a corporate communications consultant with extensive experience across diverse industries including healthcare, information technology, aviation and academia. Clients included Apple, Telex, Northwest Airlines, HughesNet, various federal and state agencies, startups, and non-profits. B.A. in Political Science from the University of Minnesota.

Mike Reysack
Vice President – Technology Acquisition

Extensive experience cultivating and managing relationships with stakeholders. Prior experience includes seven years as a financial consultant for Northwestern Mutual, providing advisory services to businesses and individual clients in the areas of wealth accumulation, risk management and asset preservation. Prior experience as President of Coastal Capital I, a real estate developer in Costa Rica, and co-founder and Managing Member of Choice Investments, a real estate development firm located in Iowa. B.A. in Education from the University of Northern Iowa.

SCIENTIFIC ADVISORY BOARD

The Company is currently recruiting members of its Scientific Advisory Board. The backgrounds of these individuals will be relevant to current and future **Technology Candidates**.

It is expected that three of the targeted five members will be in place by February 29, 2016.

BOARD OF DIRECTORS

Cristopher Grunewald — President and Chief Executive Officer

See KEY MANAGERS on Page **31**.

The Company has completed negotiations with the following individuals who have agreed to serve on the Company's Board of Directors subject to the Company increasing and placing into effect additional directors and officers insurance coverage. The Company anticipates this increased coverage will be in effect by approximately February 15, 2016. The Company is currently in discussions with additional board candidates and expects to add one additional director, for a total of six directors, in the near-term.

John M. Krohn

John M. Krohn is a Senior Financial Services Advisor with Principal Financial Group, a global investment management leader, offering retirement services, insurance solutions and asset management. Mr. Krohn is Spotlight Innovation's largest investor. He is also an investor in and a board member of other companies. Prior experience includes Chief Financial Officer positions with two central Iowa companies, Vice President of Operations for Economy Data Products from 1994 to 1996, and Controller for Seneca Corporation, a Des Moines, IA-based petroleum services company from 1986 to 1994. Mr. Krohn is a registered investment advisor and holds Series 7, 63 and 65 licenses. He was inducted into the Principal Financial Group Agent Hall of Fame and is the 2014 recipient of the Lifetime Achievement Award for life insurance production. Mr. Krohn, a CPA, is a 1981 graduate of the University of Iowa with a degree in Accounting.

Craig A. Lang

Craig A. Lang is President of The Prairie Strategy Group, a policy, communication and logistics consulting company focused on the worldwide need for affordable food and energy. He is also President of Windward Iowa,

an organization advocating for clean wind energy and the advancement and modernization of electric transmission lines across the United States. From 2001 to 2011 he was Chairman of the Board of FBL Financial, an insurance and annuity company, focusing on markets in the Midwest and Western states. From 2005 to 2009 Mr. Lang was the Lead Director and Chair of the Compensation Committee of Iowa Telecom, a telecommunication business providing innovating and cutting-edge connections in Iowa and Minnesota. From 2001 to 2011 he was President of the Iowa Farm Bureau Federation, Iowa's largest general farm organization which promotes policies adopted by its membership. From 2008 to 2013 Mr. Lang served as a board member of, and from 2011 to 2013, as President of, the Board of Regents of the State of Iowa, a group which governs five public educational institutions in the State. Prior to this, Mr. Lang was Chairman of the Board of Iowa's Grow Values Fund, a $100 million seed fund program supported by Iowa Economic Development designed to create economic activity and high paying jobs. Mr. Lang received a Bachelor of Science degree from Iowa State University in 1973.

Jack E. Price

Jack E. Price is a Founding Partner of J. Price & Associates which provides business, product and capital acquisition strategies to emerging high technology, medical and imaging device companies, and support and planning to major hospitals throughout the United States and Canada. From 2007 to 2009 he was President and Chief Executive Officer of NovaRay Medical, Inc., a privately-held developer of high-performance x-ray imaging systems. From 2003 to 2006 Mr. Price was President and Chief Executive Officer of VSM MedTech Ltd., a publicly traded and leading supplier of magnetoencephalography (MEG) systems for noninvasive imaging of brain function. From 1993 to 2003 he was President and Division Chief Executive Officer of Philips Medical Systems North America, a manufacturer of diagnostic imaging systems, healthcare information technology solutions, healthcare informatics, defibrillation, and patient monitoring and cardiac devices. Prior experience includes

BOARD OF DIRECTORS (CONT.)

senior management positions with General Electric Medical Systems (1988 to 1993) and GE's Global X-Ray Business (1984 to 1988). Mr. Price has degrees in Mathematics and Zoology from the University of Oregon, and has attended the Wharton School of Business Management Program for Senior Executives, and the Wharton School of Business Finance for Non Financial Executives at the University of Pennsylvania. He has served on a number of public and private boards.

Steven Katz

Steven Katz is President of Steven Katz & Associates, Inc., a life sciences/health care and technology management consulting firm focusing on strategic planning, corporate development, raising capital, technology licensing, and new product planning. Mr. Katz has been President of Steven Katz & Associates, Inc. since 1982. From November 2006 to August 2008 he was also Chairman of the Board and President of GammaCan International, Inc., a Bulletin Board listed public company engaged in the development of a plasma-derived pharmaceutical product whose lead application was Stage III and Stage IV melanoma. From January 2000 to October 2001 Mr. Katz was also President, Chief Operating Officer and a director of Senesco Technologies, Inc., an American Stock Exchange listed company engaged in the identification and development of proprietary gene technology with application to human, animal and plant systems. From 1983 to 1984 he was a co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to this, Mr. Katz was Vice President and General Manager of a non-banking business unit of Citicorp (now Citigroup). From 1976 to 1980 he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelors of Business Administration degree in Accounting from the City College of New York in 1969. He has proxy contest experience and has served as a member of the board of directors of many publicly-held and several privately-held companies.

CAPITAL RAISED TO DATE

	($000s)
Equity:	
2013	$276
2014	439
2015	166
	$881
Debt:	
2014 – Term Debt	$1,053
2015 – Convertible Debt	2,500
2015 – Convertible Bridge Debt	1,000
	$4,553
	$5,434

SUMMARY OF FINANCIAL DATA

Listed OTCQB:	STLT
Price:	$0.60
52-Week Price Range:	$0.51 - $1.73
Daily Volume (three month average):	559
Market Capitalization:	$8.78 Million
Fully Diluted:	$10.91 Million
Shares Outstanding:	14,627,026
Fully Diluted:	18,184,077
Shares in Float (estimate):	1,200,000
Cash:	$600,000
Long-Term Debt:	None
Monthly Cash Burn:	$135,000

INVESTMENT HIGHLIGHTS

- A unique business model with the ability to *rapidly* increase shareholder value
- A strategy of targeting and acquiring *novel* and *significant* **Platform Technology Candidates** *prior* to a substantial increase in valuation
- Experienced and comprehensive management team
- Provides *value-added* capabilities to accelerate commercialization
- *Broad access* for sale or out-license of **Platform Technologies** to maximize value and create cash flow/profits

CONTACT

Cristopher Grunewald
President and Chief Executive Officer
cristopher.grunewald@spotlightinnovation.com
Cell: 515-669-1215

Office: 515-274-9087
www.spotlightinnovation.com